Exhibit 10.1

TSI HOLDINGS II, LLC
TOWN SPORTS INTERNATIONAL, LLC

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is dated as of November 8, 2018 and entered into by and among TSI HOLDINGS II, LLC, a Delaware limited liability company (“Holdings”), TOWN SPORTS INTERNATIONAL, LLC, a New York limited liability company (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereto (each, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”) and DEUTSCHE BANK AG NEW YORK BRANCH, as RL Lender (in such capacity, the “RL Lender”) and administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and is made with reference to that certain Credit Agreement, dated as of November 15, 2013 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), by and among Holdings, the Borrower, the Lenders and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Borrower has made an Extension Offer to the RL Lender (who constitutes all of the Lenders with a Revolving Loan Commitment); and

WHEREAS, Holdings, the Borrower and the RL Lender desire to (a) amend the Credit Agreement to extend the Initial Revolving Loan Maturity Date and (b) make certain other amendments to the Credit Agreement as set forth herein, in each case in accordance with the terms hereof and the Extension Offer;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.          AMENDMENTS TO THE CREDIT AGREEMENT

A.       Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following new definitions, which definitions shall be inserted in proper alphabetical order:

“Second Amendment” shall mean the Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, among Holdings, the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Second Amendment Effective Date” shall mean November 8, 2018.

B.       Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Initial Revolving Loan Maturity Date” appearing therein in its entirety as follows:

“Initial Revolving Loan Maturity Date” shall mean the earlier to occur of (a) August 14, 2020 and (b) the date on which the aggregate amount of Incremental Term Loans and/or Incremental RL Commitments incurred or obtained by the Borrower in reliance on clause (I) of the definition of “Maximum Incremental Commitment Amount” since the Second Amendment Effective Date exceeds $20,000,000.

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C.       Section 10.07 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“10.07 Total Leverage Ratio; Incremental Capacity. Holdings will not permit the Total Leverage Ratio as of the last day of any Test Period (x) ending prior to the Second Amendment Effective Date to be greater than 4.50:1.00 and (y) ending on or after the Second Amendment Effective Date to be greater than 4.00:1.00. Notwithstanding the foregoing, this Section 10.07 shall only be in effect (x) when the aggregate outstanding principal amount or face amount (as the case may be) of Swingline Loans, Letters of Credit (other than Letters of Credit in an aggregate face amount not to exceed $5,500,000 at any time outstanding issued in the ordinary course of business and on a basis consistent with the past practices of the Borrower) and/or Revolving Loans exceeds (A) prior to the Second Amendment Effective Date, 25% of the aggregate amount of the Total Revolving Loan Commitment then in effect and (B) on and after the Second Amendment Effective Date, 20% of the aggregate amount of the Total Revolving Loan Commitment then in effect and (y) when determining whether a Default or an Event of Default exists for purposes of Section 7.01 if the aggregate outstanding principal amount or face amount (as the case may be) of Swingline Loans, Letters of Credit (other than Letters of Credit in an aggregate face amount not to exceed $5,500,000 at any time outstanding issued in the ordinary course of business and on a basis consistent with past practices of the Borrower) and/or Revolving Loans exceeds (or will exceed after giving effect to the proposed Credit Event) (A) prior to the Second Amendment Effective Date, 25% of the aggregate amount of the Total Revolving Loan Commitment then in effect and (B) on and after the Second Amendment Effective Date, 20% of the aggregate amount of the Total Revolving Loan Commitment then in effect (it being understood that, for the purposes of this clause (y), calculation of compliance with this Section 10.07 shall be determined as of the last day of the Test Period most recently ended prior to the date of the applicable Credit Event but determined on a pro forma basis to give effect to such Credit Event).”

D.       The Administrative Agent hereby waives the Minimum Tranche Amount and the 10 Business Day prior written notice requirement for the Extension effected hereby.

Section 2.           CONDITIONS TO EFFECTIVENESS

Section 1 of this Second Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Second Amendment Effective Date”):

A.       Amendment. Holdings, the Borrower, the Subsidiary Guarantors, the Administrative Agent and the RL Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile (or other electronic) transmission) their signed counterparts to the Administrative Agent.

B.       Revolving Loan Commitment. The Borrower shall have delivered a notice of reduction pursuant to Section 4.02(a) of the Credit Agreement such that, immediately prior to the effectiveness of the Second Amendment, the Revolving Loan Commitment of the RL Lender shall be no greater than $15,000,000 after giving effect to this Second Amendment.

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C.       Secretary’s Certificate. The Administrative Agent shall have received a certificate of an Authorized Officer of each Credit Party, dated the Second Amendment Effective Date, certifying and attaching a true and complete copy of resolutions duly adopted or written consents duly executed by the board of directors (or equivalent governing body or any committee thereof) of each Credit Party authorizing the execution, delivery and performance of this Second Amendment and the performance of the Credit Agreement (as amended by this Second Amendment) and the other Credit Documents and certifying that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect.

D.       Legal Opinion. The Administrative Agent shall have received from Stuart M. Steinberg, P.C., general counsel to the Credit Parties, an opinion, in form and substance reasonably satisfactory to the Administrative Agent, addressed to the Administrative Agent and the RL Lender and dated the Second Amendment Effective Date.

E.       Fees and Expenses. The Borrower shall have paid all costs, fees, expenses and other amounts due and payable pursuant to the Credit Documents and any other fee due and payable to the Administrative Agent or any affiliate thereof as may have been separately agreed to by the Borrower and the Administrative Agent or such affiliate in connection with the Credit Agreement and this Second Amendment, including the reasonable fees and expenses of White & Case LLP that have been invoiced and not paid in full prior to the Second Amendment Effective Date.

Section 3.           CREDIT PARTY REPRESENTATIONS AND WARRANTIES

In order to induce the RL Lender to enter into this Second Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party represents and warrants to the RL Lender that the following statements are true and correct:

A.       Power and Authority. Each Credit Party has the corporate, partnership or limited liability company power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Second Amendment and has taken all necessary corporate, partnership or limited liability company action, as the case may be, to authorize the execution, delivery and performance by it of this Second Amendment. Each Credit Party has duly executed and delivered this Second Amendment, and this Second Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

B.       Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, (i) the execution, delivery and performance of this Second Amendment or (ii) the legality, validity, binding effect or enforceability of this Second Amendment (except for those that have otherwise been obtained or made).

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C.       No Violation. Neither the execution, delivery or performance by any Credit Party of this Second Amendment, nor compliance by it with the terms and provisions hereof, (i) will contravene in any material respect any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement, partnership agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its Subsidiaries.

D.       Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 8 of the Credit Agreement are and will be true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided, that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty the materiality qualifier set forth above shall be disregarded for purposes of this condition.

E.       Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment that would constitute a Default or an Event of Default.

Section 4.           ACKNOWLEDGMENT AND CONSENT

Each of Holdings, the Borrower and each Subsidiary Guarantor has read this Second Amendment and consents to the terms hereof and hereby acknowledges and agrees that any Guaranty and any Security Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and shall not be impaired or limited by the execution or effectiveness of this Second Amendment.

Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Second Amendment and (ii) nothing in the Credit Agreement, this Second Amendment or any other Credit Document shall be deemed to require the consent of any Subsidiary Guarantor to any future amendments to the Credit Agreement as amended hereby.

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Section 5.           MISCELLANEOUS

A.       Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i)       On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii)       The parties hereto agree that this Second Amendment is a Credit Document.

(iii)       Except as specifically amended by this Second Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iv)       The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

B.       Headings. Section and subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

C.       Applicable Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

D.       Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart hereof by facsimile or other electronic transmission shall be as effective as delivery of any original executed counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TSI HOLDINGS II, LLC

By:

Name:

Title:

TOWN SPORTS INTERNATIONAL, LLC

By:

Name:

Title:

-Signature Page- Second Amendment to Credit Agreement

TSI 1231 3RD AVENUE, LLC
TSI 217 BROADWAY, LLC
TSI 30 BROAD STREET, LLC
TSI 555 6TH AVENUE, LLC
TSI – ALAMEDA, LLC
TSI ALLSTON, LLC
TSI ASTORIA, LLC
TSI ASTOR PLACE, LLC
TSI AVENUE A, LLC
TSI BACK BAY, LLC
TSI BAYONNE, LLC
TSI BAY RIDGE 86TH STREET, LLC
TSI BAYRIDGE, LLC
TSI BEACON STREET, LLC
TSI BETHESDA, LLC
TSI BOYLSTON, LLC
TSI BROADWAY, LLC
TSI BROOKLYN BELT, LLC
TSI BULFINCH, LLC
TSI BUTLER, LLC
TSI – CAL. GLENDALE, LLC, each as a Guarantor

By:
Name:
Title:

-Signature Page- Second Amendment to Credit Agreement

TSI CANTON, LLC
TSI CARMEL, LLC,
TSI CASH MANAGEMENT, LLC
TSI CENTRAL SQUARE, LLC
TSI CLARENDON, LLC
TSI CLIFTON, LLC
TSI COBBLE HILL, LLC
TSI COLONIA, LLC
TSI COLUMBIA HEIGHTS, LLC
TSI COMMACK, LLC
TSI CONNECTICUT AVENUE, LLC
TSI COURT STREET, LLC
TSI CROTON, LLC
TSI DANBURY, LLC
TSI DAVIS SQUARE, LLC
TSI DEER PARK, LLC
TSI DOBBS FERRY, LLC
TSI DORCHESTER, LLC
TSI DOWNTOWN CROSSING, LLC
TSI DUPONT CIRCLE, INC.
TSI DUPONT II, INC.
TSI EAST 23, LLC, each as a Guarantor

By:
Name:
Title:

-Signature Page- Second Amendment to Credit Agreement

TSI EAST 36, LLC
TSI EAST 41, LLC
TSI EAST 48, LLC
TSI EAST 51, LLC
TSI EAST 59, LLC
TSI EAST 76, LLC
TSI EAST 86, LLC
TSI EAST 91, LLC
TSI EAST BRUNSWICK, LLC
TSI EAST MEADOW, LLC
TSI ELITE BACK BAY, LLC
TSI ENGLEWOOD, LLC
TSI FENWAY, LLC
TSI FIRST AVENUE, LLC
TSI FOREST HILLS, LLC
TSI GALLERY PLACE, LLC
TSI GARDEN CITY, LLC
TSI GARNERVILLE, LLC
TSI GEORGETOWN, LLC
TSI GIFTCO, LLC
TSI GLENDALE, LLC, each as a Guarantor

By:
Name:
Title:

-Signature Page- Second Amendment to Credit Agreement

TSI GLOVER, LLC
TSI GRAND CENTRAL, LLC
TSI GREAT NECK, LLC
TSI GREENPOINT, LLC
TSI GREENWICH, LLC
TSI HARTSDALE, LLC
TSI HAWTHORNE, LLC
TSI HICKSVILLE, LLC
TSI HIGHPOINT, LLC
TSI HOBOKEN, LLC
TSI HOBOKEN NORTH, LLC
TSI HOLDINGS (CIP), LLC
TSI HOLDINGS (DC), LLC
TSI HOLDINGS (IP), LLC
TSI HOLDINGS (MA), LLC
TSI HOLDINGS (MD), LLC
TSI HOLDINGS (NJ), LLC
TSI HOLDINGS (PA), LLC
TSI HOLDINGS (VA), LLC
TSI HUNTINGTON, LLC
TSI INSURANCE, INC.
TSI INTERNATIONAL, INC., each as a Guarantor

By:
Name:
Title:

-Signature Page- Second Amendment to Credit Agreement

TSI – IRVINE, LLC
TSI IRVING PLACE, LLC
TSI JERSEY CITY, LLC
TSI – LAGUNA HILLS, LLC
TSI LARCHMONT, LLC
TSI LEXINGTON (MA), LLC
TSI LINCOLN, LLC
TSI LIVINGSTON, LLC
TSI LONG BEACH, LLC
TSI LYNNFIELD, LLC
TSI – LUCILLE 38TH AVENUE, LLC
TSI – LUCILLE 42ND STREET, LLC
TSI – LUCILLE 89TH STREET, LLC
TSI – LUCILLE ASTORIA, LLC
TSI – LUCILLE AUSTIN STREET, LLC
TSI – LUCILLE BAYSHORE, LLC
TSI – LUCILLE BRONX, LLC
TSI – LUCILLE CLIFTON, LLC
TSI – LUCILLE COMMACK, LLC
TSI – LUCILLE HOLBROOK, LLC
TSI – LUCILLE JERSEY CITY, LLC
TSI – LUCILLE KINGS HIGHWAY, LLC, each as a Guarantor

By:
Name:
Title:

-Signature Page- Second Amendment to Credit Agreement

TSI – LUCILLE RALPH AVENUE, LLC
TSI – LUCILLE ROCKVILLE CENTRE, LLC
TSI – LUCILLE ST. NICHOLAS AVENUE, LLC
TSI – LUCILLE VALLEY STREAM, LLC
TSI MAHWAH, LLC
TSI MAMARONECK, LLC
TSI MARKET STREET, LLC
TSI MARLBORO, LLC
TSI MASSAPEQUA, LLC
TSI MATAWAN, LLC
TSI MERCER STREET, LLC
TSI MIDWOOD, LLC
TSI MONTCLAIR, LLC
TSI MORRIS PARK, LLC
TSI MURRAY HILL, LLC
TSI NEWARK, LLC
TSI NEWBURY STREET, LLC
TSI NEW ROCHELLE, LLC
TSI NEWTON, LLC
TSI NORTH BETHESDA, LLC
TSI – NORTHRIDGE, LLC, each as a Guarantor

By:
Name:
Title:

-Signature Page- Second Amendment to Credit Agreement

TSI OCEANSIDE, LLC
TSI – PLACENTIA, LLC
TSI PRINCETON, LLC
TSI PROVIDENCE EASTSIDE, LLC
TSI RADNOR, LLC
TSI RAMSEY, LLC
TSI REGO PARK, LLC
TSI RIDGEWOOD, LLC
TSI RODIN PLACE, LLC
TSI – SAN JOSE, LLC
TSI SCARSDALE, LLC
TSI SHERIDAN, LLC
TSI SILVER SPRING, LLC
TSI SMITHTOWN, LLC
TSI SOCIETY HILL, LLC
TSI SOMERS, LLC
TSI SOMERSET, LLC
TSI SOUTH BETHESDA, LLC
TSI SOUTH END, LLC
TSI SOUTH PARK SLOPE, LLC
TSI SOUTH STATION, LLC
TSI SPRINGFIELD, LLC each as a Guarantor

By:
Name:
Title:

-Signature Page- Second Amendment to Credit Agreement

TSI STAMFORD POST, LLC
TSI STATEN ISLAND, LLC
TSI STOKED, LLC
TSI – STUDIO CITY, LLC
TSI SUMMER STREET, LLC
TSI SUNNYSIDE, LLC
TSI SYOSSET, LLC
TSI – TOPANGA, LLC
TSI – TORRANCE, LLC
TSI TOTAL WOMAN HOLDCO, LLC
TSI UNIVERSITY MANAGEMENT, LLC
TSI – VALENCIA, LLC
TSI VARICK STREET, LLC
TSI WALTHAM, LLC
TSI WASHINGTON, INC.
TSI WATERTOWN, LLC
TSI WAYLAND, LLC
TSI WELLESLEY, LLC
TSI WELLINGTON CIRCLE, LLC
TSI WEST 14, LLC
TSI WEST 16, LLC
TSI WEST 23, LLC, each as a Guarantor

By:
Name:
Title:

-Signature Page- Second Amendment to Credit Agreement

TSI WEST 38, LLC
TSI WEST 41, LLC
TSI WEST 48, LLC
TSI WEST 73, LLC
TSI WEST 76, LLC
TSI WEST 80, LLC
TSI WEST 94, LLC
TSI WEST 115TH STREET, LLC
TSI WEST 125, LLC
TSI WEST 145TH STREET, LLC
TSI WESTBORO TENNIS, LLC
TSI WESTBOROUGH, LLC
TSI WEST CALDWELL, LLC
TSI WEST END, LLC
TSI WEST HARTFORD, LLC
TSI – WESTLAKE, LLC
TSI WEST NEWTON, LLC
TSI WEST NYACK, LLC
TSI WESTWOOD, LLC
TSI WHITE PLAINS, LLC
TSI WHITE PLAINS CITY CENTER, LLC
TSI WHITESTONE, LLC, each as a Guarantor

By:
Name:
Title:

-Signature Page- Second Amendment to Credit Agreement

TSI WOBURN, LLC
TSI WOODMERE, LLC, each as a Guarantor

By:
Name:
Title:

-Signature Page- Second Amendment to Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent

By:

Name:

Title:

By:

Name:

Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as RL Lender

By:

Name:

Title:

By:

Name:

Title:

-Signature Page- Second Amendment to Credit Agreement